                              ADOPTION AGREEMENT
                                      FOR
                         NEWBERRY FEDERAL SAVINGS BANK
              EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST



Name of Employer:    Newberry Federal Savings Bank
                   ------------------------------------------------------

Address:             1735 Wilson Road, Newberry, SC 29108
                   ------------------------------------------------------

Telephone Number:    (803) 321-3200         (803) 321-3225 FAX
                   ------------------------------------------------------

Contact Person:      Mr. Stephen Sligh, President
                   ------------------------------------------------------

Name of Plan:        Newberry Federal Savings Bank Employees'
                   ------------------------------------------------------
                     Savings & Profit Sharing Plan and Trust
                   ------------------------------------------------------



THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Newberry Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

  I.  Effect of Execution of Adoption Agreement

      The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

      1. _____ Establishes as a new plan the Newberry Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust, effective _____________________, 200______ (the "Effective Date").

      2.   X    Amends its existing defined contribution plan and trust
         -----

                ( Newberry Federal Savings Bank 401(k) Profit Sharing
                 ----------------------------------------------------
                 Plan) dated October 1, 1985, in its entirety into the Newberry
                 ----        ---------
                 Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust, effective May 1, 2000, except as otherwise provided
                                      -----------
                 herein or in the Agreement (the "Effective Date").

  II.  Definitions

       A.  Employer

           1. "Employer," for purposes of the Plan, shall mean:

                             Newberry Federal Savings Bank
              -------------------------------------------------------

           2. The Employer is (choose whichever may apply):

         (a) _____  A member of a controlled group of corporations under Section
                    414(b) of the Code.

         (b) _____  A member of a group of entities under common control under
                    Section 414(c) of the Code.

         (c) _____  A member of an affiliated service group under Section 414(m)
                    of the Code.

         (d)  X     A corporation.
             -----

         (e) _____  A sole proprietorship or partnership.

         (f) _____  A Subchapter S corporation.

      3. Employer's Taxable Year Ends on    9/30  .
                                          --------

      4. Employer's Federal Taxpayer Identification Number is   57-0216290 .
                                                               ------------

      5. Employer's Plan Number is (enter 3-digit number) 002 .
                                                         -----

    B. "Entry Date" means the first day of the (choose 1 or 2):

      1.   X   Calendar month coinciding with or next following the date the
         ----
               Employee satisfies the Eligibility requirements described in
               Section III.

      2. ____ Calendar quarter (January 1, April 1, July 1, October 1) coinciding with or next following the date the Employee satisfies the Eligibility requirements described in Section III.

    C. "Member" means an Employee enrolled in the membership of the Plan.

    D. "Normal Retirement Age" means (choose 1 or 2):

      1.   X   Attainment of age   65   (select an age not less than 55 and not
         ----                    ------
               greater than 65).

      2. _____ Later of: (i) attainment of age 65 or (ii) the fifth anniversary of the date the Member commenced participation in the Plan.

    E. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

    F. "Plan Year" means the twelve (12) consecutive month period ending on 9/30 (month/day).
      -----

    G. "Salary" for benefit purposes under the Plan means (choose 1, 2 or 3):

       1.   X   Total taxable compensation as reported on Form W-2 (exclusive of
          ----
                any compensation deferred from a prior year).

       2. ____  Basic Salary only.

       3. ____ Basic Salary plus one or more of the following (if 3 is chosen, then choose (a), (b), (c) or (d), whichever shall apply):

         (a)  _____  Commissions not in excess of $______________________

         (b)  _____  Commissions to the extent that Basic Salary plus
                     Commissions do not exceed $ _____________________

         (c)  _____  Overtime

         (d)  _____  Overtime and bonuses

       Note: Member pre-tax contributions to a Section 401(k) plan are always included in Plan Salary.

              Member pre-tax contributions to a Section 125 cafeteria plan are also to be included in Plan Salary, unless the Employer elects to exclude such amounts by checking this line. ___________


III.  Eligibility Requirements

      A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of Article II of the Plan, except the following Employees shall be excluded (choose whichever shall apply):

         1.   X   Employees who have not attained age 21.
            ----

         2.   X   Employees who have not, during the 12    consecutive month
            ----                                    ------
                  period (1-11, 12 or 24) beginning with an Employee's Date of
                  Employment, Date of Reemployment or any anniversary thereof, completed 1,000 Hours of Service (determined by multiplying
                           -------
                  the number of months above by 83 1/3.

                  Note: Employers which permit Members to make pre-tax elective deferrals to the Plan (see V.A.3.) may not elect a 24 month eligibility period.

         3.   X   Employees included in a unit of Employees covered by a
            ----
                  collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and Employee representatives.

         4.   X   Employees who are nonresident aliens and who receive no earned
            ----
                  income from the Employer which constitutes income from sources within the United States.

         5. ____  Employees included in the following job classifications:

                  (a)  _____   Hourly Employees

                  (b)  _____   Salaried Employees

         6. ____ Employees of the following employers which are aggregated under Section 414(b), 414(c) or 414(m) of the Code:

                  ----------------------------------------------------------
                  ____________________________________________
                  ____________________________________________

         Note: If no entries are made above, all Employees shall be eligible to participate in the Plan on the later of: (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.D.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

    B. Such Eligibility Computation Period established above shall be applicable to (choose 1 or 2):

         1.  X   Both present and future Employees.
            ---

         2. ___  Future Employees only.

    C. Such Eligibility requirements established above shall be (choose 1 or 2):

         1.   X   Applied to the designated Employee group on and after the
            ----
                  Effective Date of the Plan.

         2. ____ Waived for the _____ consecutive monthly period (may not exceed 12) beginning on the Effective Date of the Plan.

  IV.  Hours of Employment and Prior Employment Credit

       A. The number of Hours of Employment with which an Employee or Member is credited shall be (choose 1 or 2):

          1.   X   The actual number of Hours of Employment. (Hour of Service
             ----
                   Method)

          2. ____ 190 Hours of Employment for every month of Employment. (Equivalency Method)

          Note: This election is relevant if you selected an eligibility requirement under III.A.2. or a vesting schedule under VIII.A. other than immediate vesting.

       B. Prior Employment Credit:      N/A

          _____ Employment with the following entity or entities shall be included for eligibility and vesting purposes:

       Note: If this Plan is a continuation of a Predecessor Plan, service under the Predecessor Plan shall be counted as Employment under this Plan.

       -----------------------------------------------------------------

       -----------------------------------------------------------------

       -----------------------------------------------------------------

  V.  Contributions

      Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer Qualified Non-Elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

      A. Employee Contributions (fill in 1 and/or 6 if applicable; choose 2 or 3; 4 or 5):

          1.   X   The maximum amount of monthly contributions a Member may make
             ----
                   to the Plan is 10 % (1-20) of the Member's monthly Salary.
                                 ----
          2.   X    A Member may make pre-tax elective deferrals to the Plan,
             ----
                    based on multiples of 1% of monthly Salary.

          3. ____ A Member may not make pre-tax elective deferrals to the Plan.

          4. ____ A Member may make after-tax contributions to the Plan, based on multiples of 1% of monthly Salary.

          5.   X   A Member may not make after-tax contributions to the Plan.
             ----

          6.   X   An Employee may allocate a rollover contribution to the Plan
             ----
                   prior to satisfying the Eligibility requirements described above.

    B.    A Member may change his or her contribution rate (choose 1, 2 or 3):

          1. _____  1 time per pay period.

          2. _____  1 time per calendar month.

          3.   X    1 time per calendar quarter.
             -----

    C. Employer Matching Contributions (fill in 1 if applicable; and choose 2, 3, 4 or 5):

          1. The Employer matching contributions under 2, 3 or 4 below shall be based on the Member's contributions not in excess of 5 % (1-20 but
                                                                 ---
             not in excess of the percentage specified in A.1. above) of the Member's Salary.

          2.  X   The Employer shall allocate to each contributing Member's
             ----
                  Account an amount equal to 100 % (based on 1% increments not to exceed 200%) of the Member's contributions for that month.

          3. ____ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                       Years of Employment     Matching %
                       -------------------     -------------
                     Less than 3                        50%
                     At least 3, but less than 5        75%
                     5 or more                          100%

          4. ____ The Employer shall allocate to each contributing Member's Account an amount determined in accordance with the following schedule:

                       Years of Employment     Matching %
                       -------------------     -------------
                     Less than 3                        100%
                     At least 3, but less than 5        150%
                     5 or more                          200%

          5. ____ No Employer matching contributions will be made to the Plan.


    D.    Employer Basic Contributions (choose 1 or 2):    N/A

          1. _____ The Employer shall allocate an amount equal to _______% (based on 1% increments not to exceed 15%) of Member's Salary for the month to (choose (a) or (b)):

                    (a)  _____   The Accounts of all Members

                    (b)  _____   The Accounts of all Members who were employed
                                 with the Employer on the last day of such month.

          2. _____  No Employer basic contributions will be made to the Plan.

    E.    Employer Supplemental Contributions:

          The Employer may make supplemental contributions for any Plan Year in accordance with Section

          3.7 of the Plan.

    F.    Employer Profit Sharing Contributions (Choose 1, 2, 3, 4, or 5):

          1. _____ No Employer Profit Sharing Contributions will be made to the Plan.

          Non-Integrated Formula
          ----------------------

          2. _____ Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary during such Contribution Determination Period bears to the total of such Salary of all Members.

          3. _____ Profit sharing contributions shall be allocated to each Member in the same ratio as each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) bears to the total of such Salary of all Members.

          Integrated Formula
          ------------------

          4. _____ Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _______%) of each Member's Salary during the Contribution Determination Period up to the Social Security Taxable Wage Base as defined in Section _____ of the Plan ("Base Salary") for the Plan Year that includes such Contribution Determination Period , plus a uniform percentage(specified by the Employer as _______%) of each Member's Salary for the Contribution Determination Period in excess of the Social Security Taxable Wage Base ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

          5. _____ Profit sharing contributions shall be allocated to each Member's Account in a uniform percentage (specified by the Employer as _______%) of each Member's Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Salary for the Plan Year that includes such Contribution Determination Period, plus a uniform percentage (specified by the Employer as _______%) of each Member's Excess Salary for the portion of the Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

    G.    Allocation of Employer Profit Sharing Contributions:

          In accordance with Section V, G above, a Member shall be eligible to share in Employer Profit Sharing Contributions, if any, as follows (choose 1 or 2):

          1. _____ A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period in all events.

          2. _____ A Member shall be eligible for an allocation of Employer Profit Sharing Contributions for a Contribution Determination Period only if he or she (choose (a), (b) or (c) whichever shall apply):

                    (a) _____  is employed on the last day of the Contribution
                               Determination Period or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                    (b) _____  completed 1,000 Hours of Employment if the
                               Contribution Determination Period is a period of 12 months (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

                    (c) _____  is employed on the last day of the Contribution
                               Determination Period and, if such period is 12 months, completed 1,000 Hours of Employment (250 Hours of Employment if the Contribution Determination Period is a period of 3 months) or retired, died or became totally and permanently disabled prior to the last day of the Contribution Determination Period.

    H. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4):

       1. _____ The Plan Year.

       2. _____ The Employer's Fiscal Year (defined as the Plan's "limitation year") being the twelve (12) consecutive month period commencing ___________________(month/day) and ending _________________
                (month/day).

       3. _____ The three (3) consecutive monthly periods that comprise each of the Plan Year quarters.

       4. _____ The three (3) consecutive monthly periods that comprise each of the Employer's Fiscal Year quarters. (Employer's Fiscal Year is the twelve (12) consecutive month period commencing __________ (month/day) and ending ____________________________(month/day).)

    I. Employer Qualified Nonelective Contributions:

       The Employer may make qualified nonelective contributions for any Plan Year in accordance with Section 3.9 of the Plan.

VI. Investment Funds

    The Employer hereby appoints Barclays Global Investors, N.A. to serve as Investment Manager under the Plan.

    The Employer hereby selects the following Investment Funds to be made available under the Plan (choose whichever shall apply) and consent to the lending of securities by such funds to brokers and other borrowers. The Employer agrees and acknowledges that the selection of Investment Funds made in this Section VI is solely its responsibility, and no other person, including the Sponsor or Investment Manager, has any discretionary authority or control with respect to such selection process. The Employer hereby holds Investment Manager harmless from, and indemnifies it against, any liability Investment Manager may incur with respect to such Investment Funds so long as Investment Manager is not negligent and has not breached its fiduciary duties.

     1.   X    Money Market Fund
         ---
     2.   X    Stable Value Fund
         ---
     3.   X    Government Bond Fund
         ---
     4.   X    S&P 500 Stock Fund
         ---
     5.   X    S&P 500/Value Stock Fund
         ---
     6.   X    S&P 500/Growth Stock Fund
         ---
     7.   X    S&P MidCap Stock Fund
         ---
     8.   X    Russell 2000 Stock Fund
         ---
     9.   X    International Stock Fund
         ---
     10.  X    Asset Allocation Funds (3)
         ---
               .    Income Plus
               .    Growth & Income
               .    Growth

     11. ___   Employer Stock Fund
     12.  X    Newberry Federal Savings Bank Certificate of Deposit Fund
         ---

VII. Employer Securities  N/A

     A. If the Employer makes available an Employer Stock Fund pursuant to
        Section VI of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

        1. _____ Each Member shall be entitled to direct the Plan Administrator as to the voting and tender offer rights involving Employer Stock held in such Member's Account, and the Plan Administrator shall follow or cause the Trustee to follow such directions. If a Member fails to provide the Plan Administrator with directions as to voting or tender offer rights, the Plan Administrator shall exercise those rights as it determines in its discretion and shall direct the Trustee accordingly.

           2. _____ The Plan Administrator shall direct the Trustee as to the voting of all Employer Stock and as to all rights in the event of a tender offer involving such Employer Stock.

VIII.  Investment Direction

N/A    A.  Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VI of this Adoption Agreement; provided, however, that the following portions of a Member's Account must be invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund (choose whichever shall apply):

           1. _____  Employer Profit Sharing Contributions

           2. _____  Employer Matching Contributions

           3. _____  Employer Basic Contributions

           4. _____  Employer Supplemental Contributions

           5. _____  Employer Qualified Nonelective Contributions

N/A

       B. ___ Amounts invested in the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund may not be transferred to any other Investment Fund.

N/A    1.  ___  Notwithstanding this election in B, a Member may transfer such amounts upon (choose whichever may apply):

                (a) _____  the attainment of age ___ (insert 45 or greater)

                (b) _____  the completion of ___ (insert 10 or greater) years of employment

                (c) _____  the attainment of age plus years of employment equal to ___ (insert 55 or greater)

       C. A Member may change his or her investment direction (choose 1,2, or 3):

           1.  X   1 time per business day.
              ---

           2. ___  1 time per calendar month.

           3. ___  1 time per calendar quarter.

       D. If a Member fails to make an effective investment direction, the Member's contributions and employer contributions made on the Member's behalf shall be invested in Newberry Savings Bank CD Fund
                                                -----------------------------
           (insert one of the Investment Funds selected in Section VI of this Adoption Agreement).

  IX.  Vesting Schedules; Years of Employment for Vesting Purposes

       A. (Choose 1, 2, 3, 4, 5, 6 or 7)

                    Schedule           Years of Employment        Vested %
                    --------           -------------------        --------

          1. ___    Immediate           Upon Enrollment             100%

          2. ___    2-6 Year Graded     Less than 2                   0%
                                        2 but less than 3            20%
                                        3 but less than 4            40%
                                        4 but less than 5            60%
                                        5 but less than 6            80%
                                        6 or more                   100%

          3. ___    5-Year Cliff        Less than 5                   0%
                                        5 or more                   100%

          4. ___    3-Year Cliff        Less than 3                   0%
                                        3 or more                   100%

          5. ___    4-Year Graded       Less than 1                   0%
                                        1 but less than 2            25%
                                        2 but less than 3            50%
                                        3 but less than 4            75%
                                        4 or more                   100%

          6. ___    3-7 Year Graded     Less than 3                   0%
                                        3 but less than 4            20%
                                        4 but less than 5            40%
                                        5 but less than 6            60%
                                        6 but less than 7            80%
                                        7 or more                   100%

          7.  X     Other               Less than    1                0%
             ---                                   -----
                                         1  but less than  2         10%
                                        ----              ---        --
                                         2  but less than  3         20%
                                        ----              ---        --
                                         3  but less than  4         30%
                                        ----              ---        --
                                         4  but less than  5         40 %
                                        ----              ---        --
                                         5  but less than  6         60%
                                        ----              ---        --
                                         6  but less than  7         80%
                                        ----              ---        --
                                              7 or more             100%
                                                                    ---


    B. With respect to the schedules listed above, the Employer elects one of the following (choose 1, 2, 3 and 4; or 5):

       1. Schedule  7      solely with respect to Employer matching
                   ----
          contributions.

       2. Schedule ____    solely with respect to Employer basic contributions.

       3. Schedule ____    solely with respect to Employer supplemental
          contributions.

       4. Schedule  _____   solely with respect to Employer profit sharing
          contributions.

       5. Schedule  _____   with respect to all Employer contributions.

       NOTE:   Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any, and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions.

    C.  Years of Employment Excluded for Vesting Purposes

        The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

        1. _____ Years of Employment during any period in which neither the Plan nor any predecessor plan was maintained by the Employer.

        2. _____  Years of Employment of a Member prior to attaining age 18.

X.  Withdrawal Provisions

    A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

       1. _____ Employee after-tax contributions and the earnings thereon.

                In-service withdrawals permitted only in the event of (choose whichever shall apply):

                (a) _____   Hardship.

                (b) _____   Attainment of age 59 1/2.

       2.   X       Employee pre-tax elective deferrals and the earnings
          -----     thereon.

                Note: In-service withdrawals of all employee pre-tax elective deferrals and earnings thereon as of December 31, 1988 are permitted only in the event of hardship or attainment of age 59 1/2. In-service withdrawals of earnings after December 31, 1988 are permitted only in the event of attainment of age 59 1/2.

      3.    X  Employee rollover contributions and the earnings thereon.
          ----
               In-service withdrawals permitted only in the event of (choose whichever shall apply):

               (a) _____   Hardship.

               (b) _____   Attainment of age 59 1/2.

      4.    X  Employer matching contributions and the earnings thereon.
          ----
               In-service withdrawals permitted only in the event of (choose whichever shall apply):

               (a) _____   Hardship.

               (b) _____   Attainment of age 59 1/2.

      5. _____ Employer basic contributions and the earnings thereon.

               In-service withdrawals permitted only in the event of (choose whichever shall apply):

               (a) _____   Hardship.

               (b) _____   Attainment of age 59 1/2.

      6. _____ Employer supplemental contributions and the earnings thereon.

               In-service withdrawals permitted only in the event of (choose whichever shall apply):

               (a) _____   Hardship.

               (b) _____   Attainment of age 59 1/2.

      7. _____ Employer profit sharing contributions and the earnings thereon.

               In-service withdrawals permitted only in the event of (choose whichever shall apply):

               (a) _____   Hardship.

               (b) _____   Attainment of age 59 1/2.

      8. _____ Employer qualified nonelective contributions and earnings thereon.

               Note: In-service withdrawals of all employer qualified nonelective contributions and earnings thereon are permitted only in the event of attainment of age 59 1/2.

      9. _____ No in-service withdrawals shall be allowed.

N/A   B.  Notwithstanding any elections made in Subsection A of this Section X above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

          1. _____ Employer contributions, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

          2. _____ All contributions and/or deferrals, and the earnings thereon, credited to the Employer Stock Fund or, if applicable, the Employer Certificate of Deposit Fund.

          3. _____  Other: _____________________________________________


XI.   Distribution Option (choose whichever shall apply)

      1.  X    Lump Sum and partial lump sum payments only.
         ----

      2. ____ Lump Sum and partial lump sum payments plus one or more of the following (choose (a) and /or (b)):

               (a) _____  Installment payments.

               (b) _____  Annuity payments.

      3. ____  Distributions in kind of Employer Stock.

  XII.  Loan Program (choose 1, 2 or 3)

        1.  _____  No loans will be permitted from the Plan.

        2.    X    Loans will be permitted from the Member's Account.
            -----

        3.  _____  Loans will be permitted from the Member's Account, excluding
                   (choose whichever shall apply):

                   (a) _____  Employer Profit sharing contributions and the
                              earnings thereon.

                   (b) _____  Employer matching contributions and the earnings thereon.

                   (c) _____  Employer basic contributions and the earnings
                              thereon.

                   (d) _____  Employer supplemental contributions and the
                              earnings thereon.

                   (e) _____  Employee after-tax contributions and the earnings thereon.

                   (f) _____  Employee pre-tax elective deferrals and the
                              earnings thereon.

                   (g) _____  Employee rollover contributions and the earnings thereon.

                   (h) _____  Employer qualified nonelective contributions and the earnings thereon.

                   (i) _____  Any amounts to the extent invested in the Employer stock fund.

  XIII.  Additional Information

         If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

         The following is hereby made a part of Section --- of the Adoption Agreement and is thus incorporated into and made a part of the [Plan Name]


         Signature of Employer's Authorized Representative ____________________


         Signature of Trustee _________________________________________________

         Supplementary Page _____ of [total number of pages].

  XIV.   Plan Administrator

         The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

         Note:  Pentegra Services, Inc. may not be appointed Plan Administrator.

         1.    X   Employer
             ----

         2.  ____  Employer's Board of Directors

         3.  ____  Plan's Administrative Committee

         4.  ____  Other (if chosen, then provide the following information)

                   Name: ____________________________________________________

                   Address: _________________________________________________

                   Tel No: __________________________________________________

                   Contact: _________________________________________________

         Note: If no Named Plan Administrator is designated above, the Employer shall be deemed the Named Plan Administrator.

  XV.  Trustee

       The Employer hereby appoints The Bank of New York to serve as Trustee for all Investment Funds under the Plan except the Employer Stock Fund.

       The Employer hereby appoints the following person or entity to serve as Trustee under the Plan for the Employer Stock Fund.*

       Name: _________________________________________________________________

       Address: ______________________________________________________________

       Telephone No: ______________________  Contact: ________________________


                                           ___________________________________
                                                   Signature of Trustee
                                          (Required only if the Employer is
                                           serving as its own Trustee)


    * Subject to approval by The Bank of New York, if The Bank of New York is appointed as Trustee for the Employer Stock Fund.

    The Employer hereby appoints The Bank of New York to serve as Custodian under the Plan for the Employer Stock Fund in the event The Bank of New York does not serve as Trustee for such Fund.

                        EXECUTION OF ADOPTION AGREEMENT


By execution of this Adoption Agreement by a duly authorized representative of the Employer, th Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the Newberry Federal Savings Bank Employee's Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility of complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Agreement, by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan and that the appropriate application must be submitted to the IRS in order to obtain such a ruling or determination with respect to the Plan.

The failure to properly complete the Adoption Agreement may result in disqualification of the Plan and Trust evidenced thereby.

The Sponsor will inform the Employer of any amendments to the Plan or Trust Agreement or of the discontinuance or abandonment of the Plan or Trust.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:


                        Pentegra Services, Inc.
                        108 Corporate Park Drive
                        White Plains, New York 10604
                        (914) 694-1300

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be
executed by its duly authorized officer this 31st day of March    , 2000.
                                             ----       ----------     -


                                        Newberry Federal Savings Bank



                                        By: /s/ J. Thomas Johnson
                                            _____________________________

                                        Name: J. Thomas Johnson
                                              ___________________________

                                        Title: Chairman and CEO
                                               __________________________